UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) November 19, 2021

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 19, 2021, the Board of Directors (the “Board”) of Old Republic International Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated By-laws (the “By-laws”), which was effective upon approval by the Board.

The Amendment to the By-laws:

•implements advance notice provisions for stockholder business and nominations, providing, among other things, for notice of stockholder-proposed business and/or director nominations at an annual meeting to be submitted at least 90 (but not more than 120) days prior to first anniversary of the preceding year’s annual meeting (unless the annual meeting date is accelerated or postponed beyond specified dates) and for similar advance notice of director nominations at special meetings at which directors are to be elected);

•specifies the information required to be provided to the Company in stockholder notices of proposed business and director nominations, including, among other things, (i) disclosure of proxies, contracts, understandings or relationships involving the Company’s securities, (ii) disclosure of agreements, arrangements and understandings between the stockholders and any other person, and (iii) disclosure of interests related to the Company and its securities, including: derivative positions, short positions, hedging and similar transactions, direct or indirect interests in any general or limited partnership which holds Company securities or derivative positions related to the Company’s securities, and performance-related fees the stockholder is entitled to receive based on any increase or decrease in the value of Company’s securities or derivative securities related to the Company’s securities; and

•provides that directors nominated by stockholders must complete a customary written questionnaire and make certain representations, including as to voting commitments, arrangements with third-parties, fiduciary duties and compliance matters.

The Amendment does not change the existing provisions of the By-laws permitting stockholders who meet certain specified criteria to nominate directors using the Company’s proxy statement, nor does it affect the right of stockholders to submit proposals pursuant to Rule 14a-8 under the federal proxy rules. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 Amendment to the Amended and Restated By-laws of Old Republic International Corporation (dated November 19, 2020)

104 Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: November 19, 2021	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel